ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

DATE:	May 31, 2007

TO:	Supplemental Interest Trust,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-7N c/o U.S. Bank, National Association One Federal Street, 3rd Floor Boston, MA 02110 ("Party B")

FROM:	ABN AMRO BANK N.V.

199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Fax: 44 20 7857 9428
Telephone: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L
("Party A")

RE:	Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of May 31, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	May 29, 2007

Effective Date:	June 25, 2007

Termination Date:	May 25, 2012, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on July 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate	See Amortization Schedule, Schedule A

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on July 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Colorado or Illinois are closed.

Floating Rate Payer Upfront Payment:
$104,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to May 31, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No. /661001036741 Ref. DCM:

	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: LXS 2007-7N Attn: J. Byrnes

	Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5624 Acct Name: Lehman Brothers Inc. Ref: LXS 2007-7N Attn: Frank Affronti

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:
Fax Number	:0044 207 8579428/9430
Telephone Number	:0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

By:
Authorized Signatory

 Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-7N By: U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:
Name:
Title:

SCHEDULE A to the Confirmation dated as of May 31, 2007,
Re: Reference Number 6344622
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
6/25/2007	7/25/2007	2,049,002,446	5.430
7/25/2007	8/25/2007	1,993,920,421	5.450
8/25/2007	9/25/2007	1,940,336,085	5.410
9/25/2007	10/25/2007	1,888,208,285	5.400
10/25/2007	11/25/2007	1,837,497,007	5.370
11/25/2007	12/25/2007	1,788,163,347	5.340
12/25/2007	1/25/2008	1,740,169,482	5.300
1/25/2008	2/25/2008	1,693,478,635	5.270
2/25/2008	3/25/2008	1,648,055,050	5.230
3/25/2008	4/25/2008	1,603,863,961	5.180
4/25/2008	5/25/2008	1,560,871,565	5.150
5/25/2008	6/25/2008	1,519,044,997	5.110
6/25/2008	7/25/2008	1,478,352,300	5.080
7/25/2008	8/25/2008	1,438,762,402	5.060
8/25/2008	9/25/2008	1,400,245,091	5.040
9/25/2008	10/25/2008	1,362,770,991	5.030
10/25/2008	11/25/2008	1,326,311,539	5.020
11/25/2008	12/25/2008	1,290,838,961	5.010
12/25/2008	1/25/2009	1,256,326,252	5.010
1/25/2009	2/25/2009	1,222,747,152	5.010
2/25/2009	3/25/2009	1,190,076,129	5.000
3/25/2009	4/25/2009	1,158,288,353	5.000
4/25/2009	5/25/2009	1,127,359,682	5.000
5/25/2009	6/25/2009	1,097,266,641	5.010
6/25/2009	7/25/2009	1,067,986,401	5.020
7/25/2009	8/25/2009	1,039,496,765	5.020
8/25/2009	9/25/2009	1,011,773,847	5.030
9/25/2009	10/25/2009	984,798,502	5.040
10/25/2009	11/25/2009	958,548,826	5.050
11/25/2009	12/25/2009	933,006,020	5.060
12/25/2009	1/25/2010	908,151,981	5.060
1/25/2010	2/25/2010	883,962,403	5.070
2/25/2010	3/25/2010	860,416,818	5.080
3/25/2010	4/25/2010	837,215,355	5.090
4/25/2010	5/25/2010	799,770,717	5.100
5/25/2010	6/25/2010	778,019,798	5.100
6/25/2010	7/25/2010	757,333,955	5.110
7/25/2010	8/25/2010	737,203,773	5.120
8/25/2010	9/25/2010	717,612,008	5.130
9/25/2010	10/25/2010	698,533,615	5.130
10/25/2010	11/25/2010	679,955,162	5.140
11/25/2010	12/25/2010	661,873,347	5.150
12/25/2010	1/25/2011	644,267,015	5.160
1/25/2011	2/25/2011	627,114,912	5.170
2/25/2011	3/25/2011	610,393,968	5.180
3/25/2011	4/25/2011	594,099,104	5.190
4/25/2011	5/25/2011	526,768,341	5.200
5/25/2011	6/25/2011	512,796,379	5.220
6/25/2011	7/25/2011	499,155,530	5.230
7/25/2011	8/25/2011	485,821,150	5.240
8/25/2011	9/25/2011	472,691,801	5.250
9/25/2011	10/25/2011	460,034,315	5.260
10/25/2011	11/25/2011	447,653,373	5.270
11/25/2011	12/25/2011	435,487,671	5.280
12/25/2011	1/25/2012	423,528,741	5.290
1/25/2012	2/25/2012	409,881,660	5.300
2/25/2012	3/25/2012	377,043,248	5.300
3/25/2012	4/25/2012	271,670,253	5.300
4/25/2012	5/25/2012	35,963,178	5.310